Exhibit 32

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCOL International Corporation (the “Company”) certifies that the annual report on Amendment No. 1 to Form 10-K of the Company for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Amendment No. 1 to the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2011	/s/ Ryan F. McKendrick
Ryan F. McKendrick Chief Executive Officer

Date: December 30, 2011	/s/ Donald W. Pearson
Donald W. Pearson Chief Financial Officer

13